Exhibit 10.1

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of May 8, 2013, by and among MAIN STREET CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), the GUARANTORS party to the Credit Agreement (as defined below) (the “Guarantors”), BRANCH BANKING AND TRUST COMPANY (the “Administrative Agent”), and all of the LENDERS, as defined in the Credit Agreement (the “Lenders”).

R E C I T A L S:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of September 20, 2010, as supplemented by that certain Supplement and Joinder Agreement dated as of January 7, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement made as of June 28, 2011, as amended by that certain Second Amendment and Waiver to Amended and Restated Credit Agreement made as of July 29, 2011, as amended by that certain Third Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated Custodial Agreement made as of November 21, 2011, as supplemented by that certain Supplement and Joinder Agreement dated as of December 30, 2011, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement made as of May 2, 2012, as supplemented by that certain Supplement and Joinder Agreement dated as of July 17, 2012, as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement and First Amendment to each of the Security Agreement and the Pledge Agreement made as of November 1, 2012, and as amended by that certain Sixth Amendment to Amended and Restated Credit Agreement made as of March 25, 2013 (collectively, as  amended and supplemented, the “Credit Agreement”).  Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in order to (i) amend certain component definitions to the definition of “Eligible Investments” and (ii) make other changes as described herein, and the Lenders and the Administrative Agent have agreed to do so.

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent that the Borrower proposes to increase the aggregate Revolver Commitments under the Credit Agreement by $65,000,000 from the current amount of $287,500,000 to a new total of $352,500,000 (the “Commitment Increase”).

WHEREAS, Branch Banking and Trust Company has agreed to increase its Revolver Commitment by $25,000,000 to a new total Revolving Commitment of $75,000,000, Regions Bank has agreed to increase its Revolver Commitment by $25,000,000 to a new total Revolving Commitment of $75,000,000, Amegy Bank N.A. has agreed to increase its Revolver Commitment by $10,000,000 to a new total Revolving Commitment of $30,000,000 and Texas

Capital Bank has agreed to increase its Revolver Commitment by $5,000,000 to a new total Revolving Commitment of $30,000,000 (Branch Banking and Trust Company, Regions Bank, Amegy Bank N.A. and Texas Capital Bank are hereinafter collectively referred to as the “Increasing Lenders”).

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1.                            Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2.                            Amendments to Credit Agreement.  The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01.           Amendment to Definition of Eligible Core Portfolio Investment.  Clause (xxiv) of the definition of “Eligible Core Portfolio Investment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

(xxiv)                the terms of the Core Portfolio Investment have not been amended or subject to a deferral or waiver the effect of which is to (A) reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal or (B) reduce the rate or extend the time of payment of interest (or any component thereof), unless: (i) such Core Portfolio Investment has an Eligible Investment Rating, the Borrower does not reasonably believe such Core Portfolio Investment is a troubled investment at the time of such amendment, deferral or waiver, and the Borrower does not reasonably anticipate downgrading such Core Portfolio Investment below the Eligible Investment Rating; or (ii) the Administrative Agent and the Required Lenders have provided their consent to such amendment, deferral or waiver, such consents not to be unreasonably withheld or delayed;

SECTION 2.02.           Amendment to Definition of Eligible Debt Security.  Clauses (i) and (viii) of the definition of “Eligible Debt Security” set forth in Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

(i)                                     the investment in the Debt Security was made in accordance with the terms of the Investment Policies applicable to “middle market portfolio investments”, “marketable securities”, “idle funds investments” or other similarly defined investment categories as such categories may be defined by Borrower in its periodic filings with the Securities and Exchange Commission;

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(viii)                        the Debt Security is denominated and payable only in Dollars in the United States and the Primary Obligor for such Debt Security is organized under the laws of, and maintains its chief executive office and principal residence in, the United States or any state thereof;

SECTION 2.03.           Amendment to Definition of Eligible Senior Bank Loan Investment.  Clauses (ii), (vi) and (xii) of the definition of “Eligible Senior Bank Loan Investment” set forth in Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

(ii)                                  the Senior Bank Loan Investment was made in accordance with the terms of the Investment Policies applicable to “middle market portfolio investments”, “marketable securities”, “idle funds investments” or other similarly defined investment categories as such categories may be defined by Borrower in its periodic filings with the Securities and Exchange Commission;

(vi)                              the terms of the Senior Bank Loan Investment have not been amended or subject to a deferral or waiver the effect of which is to (A) reduce the amount (other than by reason of the repayment thereof) or, after giving effect to any applicable grace or cure period, extend the time for payment of principal or (B) reduce the rate or, after giving effect to any applicable grace or cure period, extend the time of payment of interest (or any component thereof), in each case without the consent of the Administrative Agent and the Required Lenders, such consents not to be unreasonably withheld or delayed.  Notwithstanding the foregoing in this clause (vi), any refinancing, restructuring, or new Debt obligation that does not forgive or reduce any amount of the principal owing with respect to such existing Senior Bank Loan Investment and results from a syndication process by the lenders or administrative agent party to such Senior Bank Loan Investment shall be deemed a new Senior Bank Loan Investment for purposes of this clause (vi) and not an amendment, deferral or waiver of such existing Senior Bank Loan Investment;

(xii)                           the Senior Bank Loan Investment is denominated and payable only in Dollars in the United States and the Primary Obligor for such Senior Bank Loan Investment is organized under the laws of, and maintains its chief executive office and principal residence in, the United States or any state thereof;

SECTION 2.04.           Amendment to Add the Definition of Primary Obligor.  The definition of “Primary Obligor” is hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order as follows:

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“Primary Obligor” means, with respect to any Portfolio Investment, the principal Obligor directly obligated to repay all obligations owing under such Portfolio Investment, including joint and several liability for such obligation, if more than one Obligor exists; provided, however, “Primary Obligor” does not include any Person who acts solely as a guarantor or surety with respect to such Portfolio Investment.

SECTION 2.05.           Amendment to Section 2.14.  Section 2.14 is hereby amended to replace the dollar amount “$400,000,000” appearing in clause (ii) of the proviso in paragraph (a) of said section with “$425,000,000” and to replace the dollar amount “$112,500,000” appearing in clause (ii) of the proviso in paragraph (a) of said section with “$72,500,000”.

SECTION 2.06.           Amendment to Section 5.31.  The last sentence of Section 5.31 is hereby amended and restated as follows:

For the avoidance of doubt, any Debt incurred after the date hereof shall not be deemed to be in violation of clause (e) as a result of (i) extensions to the Termination Date effective after the original incurrence of such Debt or (ii) the inclusion of terms more restrictive than those in this Agreement to the extent such terms relate to the Borrower’s compliance with any provisions of or amendments to the Investment Company Act.

SECTION 2.                            Revolver Commitments.  The Borrowers, the Guarantors, the Administrative Agent and the Lenders acknowledge and agree, as of the effective date of this Amendment, that the aggregate amount of the Revolver Commitments shall be increased by an amount equal to $65,000,000, for a total aggregate amount of Revolver Commitments of all of the Lenders equal to $352,500,000, which increase results from the increases to the Revolver Commitments by the Increasing Lenders.  The amended amount of each existing Lender’s total Revolver Commitment is the amount set forth opposite the name of such Lender on the signature pages hereof.  The Administrative Agent shall deliver to the Increasing Lenders replacement Revolver Notes (in the amount of the Increasing Lenders’ respective Revolver Commitments) (such replacement Revolver Notes are hereinafter referred to as the “Replacement Notes”), executed by the Borrower, in exchange for the Revolver Notes of the Increasing Lenders currently outstanding.  All references contained in the Credit Agreement and the other Loan Documents to the “Revolver Notes” shall mean and include the Replacement Notes as supplemented, modified, amended, renewed or extended from time to time.  To the extent applicable, the Administrative Agent and the Lenders agree that the requirements of Section 2.14 of the Credit Agreement have been satisfied for the Commitment Increase.

SECTION 3.                            Obligations of Lenders.  Each party hereto acknowledges and agrees that the Revolver Commitments of the Increasing Lenders and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders.

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SECTION 4.                            Conditions to Effectiveness.  The effectiveness of this Amendment and the effectiveness of the Commitment Increase as provided in this Amendment are subject to satisfaction by the Borrower of the following conditions and requirements:

(a)                                 The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i)                                     duly executed counterparts of this Amendment signed by the Borrower, the Guarantors, and the Lenders;

(ii)                                  duly executed Replacement Notes as the Increasing Lenders may require (collectively, the “Notes”);

(iii)                               a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to this Amendment and the Commitment Increase;

(iv)                              a certificate of the Chief Financial Officer or other Responsible Officer of the Borrower, certifying that (x) as of the date of this Amendment, all representations and warranties of the Borrower and the Guarantors contained in this Amendment and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to this Amendment and the Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to this Amendment and the Commitment Increase; and

(v)                                 such other documents or items that the Administrative Agent, the Lenders or their counsel may reasonably request.

(b)                                 The Borrower shall have paid (i) to the Administrative Agent for the account of each Increasing Lender, an upfront fee in an amount separately agreed between the Borrower, the Administrative Agent, and each Increasing Lender and (ii) to the Administrative Agent an arrangement fee in an amount previously agreed between the Borrower and the Administrative Agent.

(c)                                  The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Amendment and the transactions contemplated herein.

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SECTION 5.                            No Other Amendment.  Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect.  On and after the Seventh Amendment Effective Date (as hereinafter defined), all references to the Credit Agreement in each of the Loan Documents shall thereafter mean the Credit Agreement as amended by this Amendment.  This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall each be construed together as a single agreement.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement, as hereby amended.  The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Advances and the Notes.  The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as hereby amended, the Credit Agreement, as hereby amended, and the other Loan Documents being hereby ratified and affirmed.  The Borrower and Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 6.                            Representations and Warranties.  To induce the Lenders to enter into this Amendment, the Borrower and Guarantors hereby represent and warrant to each of the Lenders as follows:

(a)                                 No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof or will result from this Amendment, the Commitment Increase or the transactions contemplated hereby.

(b)                                 The Borrower and the Guarantors have the power and authority to enter into this Amendment, issue the Notes and to do all such acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

(c)                                  Each of this Amendment and the Notes has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors, and each of this Amendment and the Notes constitutes the legal, valid and binding obligation of the Borrower and the Guarantors enforceable against them in accordance with its respective terms.

(d)                                 The execution and delivery of this Amendment and the Notes and the performance by the Borrower and the Guarantors under the Credit Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, and is not in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower or any

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Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower or any Guarantor is party or by which the assets or properties of the Borrower or any Guarantor are or may become bound.

SECTION 7.                            Effect of Agreement.  On the Seventh Amendment Effective Date, this Amendment shall have the effects set forth in Section 2.14(e) of the Credit Agreement and the Increasing Lenders and the Administrative Agent shall make such payments and adjustments among the Lenders as are contemplated thereby such that each Lender’s Advances remain consistent with its pro rata percentage of the Revolver Commitments after giving effect to the Commitment Increase.  The Revolver Commitment of each of the Increasing Lenders shall be as set forth on the signature page to this Agreement, and the Revolver Commitments of all other existing Lenders shall remain unchanged from those set forth on the signature pages to the Credit Agreement and restated on the signature pages hereto.

SECTION 8.                            Counterparts; Governing Law.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  This Amendment may be delivered by facsimile transmission or by electronic mail with a .pdf copy or other replicating image attached, and any printed or copied version of any copy so delivered shall have the same force and effect as an originally signed counterpart.  This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 9.                            Amendment.  This Amendment may not be amended or modified without the written consent of the Lenders.

SECTION 10.                     Effective Date.  The date on which the conditions set forth in this Amendment have been satisfied shall be the “Seventh Amendment Effective Date.”

SECTION 11.                     Further Assurances.  The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 12.                     Consent by Guarantors.  The Guarantors consent to this Amendment.  The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as hereby amended, said Credit Agreement, as hereby amended, being hereby ratified and affirmed.  In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the “Guaranteed Obligations” (as defined in the Credit Agreement) include, without limitation, the Advances made under the Credit Agreement, as hereby amended, and the indebtedness, liabilities and obligations evidenced by the Notes.  The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, is in full force and effect.

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SECTION 13.                     Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 14.                     Notices.  All notices, requests and other communications to any party to the Loan Documents, as amended hereby, shall be given in accordance with the terms of Section 9.01 of the Credit Agreement.

[signatures pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER

MAIN STREET CAPITAL CORPORATION

By:	/s/ Dwayne L. Hyzak
Name: Dwayne L. Hyzak
Title: Chief Financial Officer

INITIAL GUARANTOR

MAIN STREET CAPITAL PARTNERS, LLC

By:	/s/ Dwayne L. Hyzak
Name: Dwayne L. Hyzak
Title: Chief Financial Officer

INITIAL GUARANTOR

MAIN STREET EQUITY INTERESTS, INC.

By:	/s/ Dwayne L. Hyzak
Name: Dwayne L. Hyzak
Title: Chief Financial Officer

[Seventh Amendment to Amended and Restated Credit Agreement — Signature pages]

COMMITMENTS:	ADMINISTRATIVE AGENT AND LENDER

Revolver Commitment:	BRANCH BANKING AND TRUST COMPANY
$75,000,000

	By:	/s/ William B. Keene
Name: William B. Keene
Title: Vice President

[Seventh Amendment to Amended and Restated Credit Agreement — Signature pages]

LENDERS

Revolver Commitment:	REGIONS BANK
$75,000,000

	By:	/s/ Larry Stephens
Name: Larry Stephens
Title: SVP

[Seventh Amendment to Amended and Restated Credit Agreement — Signature pages]

Revolver Commitment:	FROST BANK
$50,000,000

	By:	/s/ Brenda Murphy
Name: Brenda Murphy
Title: Market President

[Seventh Amendment to Amended and Restated Credit Agreement — Signature pages]

Revolver Commitment:	CAPITAL ONE, N.A.
$37,500,000

	By:	/s/ Don Backer
Name: Don Backer
Title: Senior Vice President

[Seventh Amendment to Amended and Restated Credit Agreement — Signature pages]

Revolver Commitment:	TEXAS CAPITAL BANK
$30,000,000

	By:	/s/ Eric Luttrell
Name: Eric Luttrell
Title: Senior Vice President - Corporate Banking

[Seventh Amendment to Amended and Restated Credit Agreement — Signature pages]

Revolver Commitment:	CADENCE BANK, N.A.
$25,000,000

	By:	/s/ Bill Bobbora
Name: Bill Bobbora
Title: Senior Vice President

[Seventh Amendment to Amended and Restated Credit Agreement — Signature pages]

Revolver Commitment:	AMEGY BANK N.A.
$30,000,000

	By:	/s/ Timothy Zawinsky
Name: Timothy Zawinsky
Title: Vice President

[Seventh Amendment to Amended and Restated Credit Agreement — Signature pages]

Revolver Commitment:	ROYAL BANK OF CANADA
$20,000,000

	By:	/s/ Tim Stephens
Name: Tim Stephens
Title: Authorized Signatory

[Seventh Amendment to Amended and Restated Credit Agreement — Signature pages]

Revolver Commitment:	RAYMOND JAMES BANK, N.A.
$10,000,000

	By:	/s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Vice President - Senior Corporate Banker

[Seventh Amendment to Amended and Restated Credit Agreement — Signature pages]